UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03657

Deutsche State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2018

Annual Report

to Shareholders

Deutsche Massachusetts Tax-Free Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
12	Investment Portfolio
19	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
23	Financial Highlights

26	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
38	Information About Your Fund’s Expenses
39	Tax Information
40	Advisory Agreement Board Considerations and Fee Evaluation
45	Board Members and Officers
50	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest.

Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. The Fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the Fund’s gains or losses. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the Fund seeks income that is exempt from Massachusetts and federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or Deutsche Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Massachusetts Tax-Free Fund

Letter to Shareholders

Dear Shareholder:

You may have noticed a new logo appearing on the cover of this report. As of March 23, 2018, Deutsche Asset Management has adopted its existing European brand, DWS, globally. As we have consolidated several businesses over the last several years, each of which has grown up relatively independently, the time has now come to be united under a single brand that reflects our global identity and the full breadth of capabilities we offer to our clients.

The DWS brand — Deutsche Gesellschaft für Wertpapiersparen — draws on our roots in the German market, going back over 60 years. It was established in Hamburg in 1956 with a singular objective: to assist private investors in building wealth and managing risk. We have been fulfilling that promise for generations. Today, the DWS name is synonymous with the values that we have continuously lived up to, and those that will remain central to our future success: Excellence, Entrepreneurship, Sustainability and Integrity. It is therefore a name that we are proud to adopt and build upon as our brand here in the Americas.

In connection with this change, our web site has recently been redesigned with a new address: dws.com. However, for your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. Please visit us online to find the most current insights from our CIO, economists and investment specialists.

As always, thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions as we march forward gathering our unique qualities and capabilities under one roof, DWS.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Massachusetts Tax-Free Fund	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Deutsche Massachusetts Tax-Free Fund posted a return of 2.01% for the period ended March 31, 2018. This return compares to 2.66% for the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index. The average fund in the Morningstar Municipal Massachusetts Funds category returned 1.31% for the period. The taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned 1.20% for the same period.

Municipal Bonds: The Deutsche Approach

The Fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer’s taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.

The Fund’s management team seeks to hold municipal bonds that appear to offer the best total return potential. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers weigh a number of factors, from economic outlooks and possible interest rate movements and yield levels across various maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

For much of the period, municipal bonds continued to benefit from a strengthening in the national economy that was accompanied by a lack of upward pressure on U.S. Treasury yields. Municipal supply was moderate, and demand for municipals was healthy, supported by positive flows into

4	Deutsche Massachusetts Tax-Free Fund

mutual funds and demand for shorter maturity issues from individual investors through separate accounts.

As 2017 drew to a close, however, the backdrop for municipals shifted in the run-up to the passage of a tax reform bill. Speculation that the bill would eliminate both advance refundings used by municipalities to lower debt service costs and private activity bonds led to a flood of issuance, sending tax-free yields higher. (Only advance refundings were eliminated by the final bill.) The bill ultimately lowered rates for individual taxpayers through 2025 and included a permanent reduction in the top corporate tax rate from 35% to 21%. As December progressed municipal yields declined across most maturities, as investors pondered the impact of lower supply going forward given the acceleration in the issuance calendar seen in late 2017.

“The	Commonwealth of Massachusetts’ credit profile is solid and our outlook for the Commonwealth’s debt is stable.”

As 2018 progressed, performance for the broader fixed income markets was constrained by an upward move in long-term U.S. Treasury yields. The rise in rates was attributable to investor expectations for higher inflation, with economic growth hovering in the 3% range and an environment of arguably full employment. In the municipal market, performance was dampened to a degree as demand from banks and insurers softened more or less as expected in the wake of a lower corporate tax rate. This was partially offset by positive flows into tax-free mutual funds and a notable reduction in municipal supply relative to the first quarter of 2017.

For the full 12 months ended March 31, 2018, the yield curve flattened with respect to AAA-rated municipal bonds. To illustrate, yields on two-year issues rose by 63 basis points, from 1.02% to 1.65%, while the 30-year yield declined 10 basis points from 3.05% to 2.95%, for a flattening of 73 basis points between two and 30 years. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) Credit spreads — the yield differential provided by lower-quality issues vs. AAA-rated issues — generally narrowed for the 12 months ended March 31, 2018.

Deutsche Massachusetts Tax-Free Fund	5

Municipal Bond Yield Curve (as of 3/31/18 and 3/31/17)

Source: Municipal Market Data as of 3/31/18, AAA-rated universe.

Chart is for illustrative purposes only and does not represent any DWS product.

Positive and Negative Contributors to Performance

The Fund’s performance relative to the benchmark for the 12 months was constrained by underweight exposure to issues rated A and an overweight to the AAA quality range, as lower quality issues generally outperformed in an environment of narrowing credit spreads. The Fund’s tilt toward higher-rated issues was largely a function of the quality profile of the Massachusetts market.

While generally seeking to maintain a neutral stance with respect to overall portfolio duration and interest rate sensitivity, the Fund’s relative exposure to shorter and longer maturities was managed to reflect our view of the best return opportunities. On balance, the Fund’s positioning along the yield curve was essentially a neutral factor in performance relative to the benchmark. Specifically, during much of the period we had an overweight position in issues with maturities in the 17-23 year range and corresponding underweight to longer-term issues in the 25-30 year range. This positioning had a slight negative impact on performance, as longer-term issues outperformed for the 12 months. However, this was offset by the Fund’s relatively light exposure to the 2-4 year maturity segment, as prices for these issues were most impacted by rising yields as the curve flattened.

Outlook and Positioning

The Commonwealth of Massachusetts’ credit profile is solid and our outlook for the Commonwealth’s debt is stable. The Commonwealth has

6	Deutsche Massachusetts Tax-Free Fund

strong management, a wealthy tax base, a large and diverse economy, and an adequate financial position. The Massachusetts economy performed well during the recession and the recovery. After regaining its pre-recession employment peak in 2013, the Commonwealth experienced employment growth slightly above the nation in 2017. Employment is expected to continue to grow in 2018, 2019 and 2020, but at rates slightly lower than the national average. Even though the Commonwealth faces challenges with high debt ratios and funding needs for essential services and infrastructure, we believe the Massachusetts economy overall will continue to expand. In 2018, Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc. affirmed their ratings on the Commonwealth of Massachusetts general obligation debt at Aa1, AA and AA+, respectively. Moody’s, S&P and Fitch all assigned a stable outlook.

At the end of the quarter, municipal yields remained at fairly low levels by historical standards. As of the end of March 2018, the 2-year municipal bond yield of 1.65% was 72.7% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 10-year municipal bond yield of 2.42% was 88.3% of the comparable-maturity U.S. Treasury bond yield, while the 30-year municipal yield of 2.95% was 99.3% of the comparable U.S. Treasury yield.

The municipal curve remains at below average steepness by historical standards, particularly between 10 and 30 years, diminishing the incremental income to be gained by holding longer-term issues. As a result, we have been seeking to focus new purchases in the 10- to 12-year maturity range, funding these purchases as appropriate via the sale of longer-term holdings where a tax loss can be realized, while seeing to maintain a neutral overall duration.

Given relatively tight spreads, we are being selective in adding credit exposure. We continue to perform careful analysis of each issue’s risk/reward profile as we look for opportunities to add incremental yield, while also maintaining a strong focus on liquidity.

Deutsche Massachusetts Tax-Free Fund	7

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 1986.

–	Co-Head of Municipal Bonds.

–	BA, Duke University.

Rebecca L. Flinn, Director

Co-Lead Portfolio Manager of the Fund through July 12, 2018. Began managing the Fund in 1999.

–	Joined DWS in 1986.

–	BA, University of Redlands, California.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays Municipal Bond Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Municipal Massachusetts Funds category consists of funds that primarily invest in the specific state (Massachusetts). These funds must have at least 80 percent of their assets invested in municipal bonds from that state. The category includes long-, intermediate- and short-duration bond funds.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Credit quality is a measure of a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund’s credit quality does not remove market risk and is subject to change.

8	Deutsche Massachusetts Tax-Free Fund

Performance Summary	March 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/18
Unadjusted for Sales Charge	2.01%	2.06%	3.90%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.79%	1.49%	3.61%
Bloomberg Barclays Municipal Bond Index†	2.66%	2.73%	4.40%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/18
Unadjusted for Sales Charge	1.25%	1.28%	3.12%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.25%	1.28%	3.12%
Bloomberg Barclays Municipal Bond Index†	2.66%	2.73%	4.40%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/18
No Sales Charges	2.27%	2.32%	4.14%
Bloomberg Barclays Municipal Bond Index†	2.66%	2.73%	4.40%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated July 31, 2017 are 1.01%, 1.79% and 0.86% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund’s distributions may be subject to federal, state and local tax and the alternative minimum tax.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Deutsche Massachusetts Tax-Free Fund	9

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†	The Bloomberg Barclays Municipal Bond Index covers the U.S.-dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

	Class A	Class C	Class S
Net Asset Value
3/31/18	$14.08	$14.07	$14.08
3/31/17	$14.23	$14.22	$14.23
Distribution Information as of 3/31/18
Income Dividends, Twelve Months	.42	.31	.45
Capital Gain Distributions, Twelve Months	.02	.02	.02
March Income Dividend	.0331	.0241	.0361
SEC 30-day Yield††	1.75	1.05	2.04
Tax Equivalent Yield††	3.23	1.94	3.77
Current Annualized Distribution Rate††	2.82	2.06	3.07

††	The SEC yield is net investment income per share earned over the month ended March 31, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.74% and 0.96% for Class A and C shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 45.90% (combined Massachusetts state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.81% and 1.96% for Class A and C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

10	Deutsche Massachusetts Tax-Free Fund

Portfolio Summary	(Unaudited)

Quality	3/31/18	3/31/17
AAA	18%	14%
AA	54%	57%
A	18%	19%
BBB	6%	8%
BB	2%	—
Not Rated	2%	2%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Asset Allocation (As a % of Investment Portfolio)	3/31/18	3/31/17
Revenue Bonds	70%	72%
General Obligation Bonds	14%	16%
Escrow to Maturity/Prerefunded Bonds	16%	12%
	100%	100%

Interest Rate Sensitivity	3/31/18	3/31/17
Effective Maturity	5.8 years	5.8 years
Modified Duration	4.9 years	5.3 years

Effective maturity is the weighted average of the maturity date of bonds held by the fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 50 for contact information.

Deutsche Massachusetts Tax-Free Fund	11

Investment Portfolio	as of March 31, 2018

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 96.8%
Massachusetts 94.4%
Boston, MA, General Obligation:
Series D, 4.0%, 10/1/2025	1,575,000	1,692,196
Series A, 4.0%, 4/1/2028	3,435,000	3,633,749
Series A, 4.0%, 3/1/2029	2,500,000	2,660,350
Boston, MA, Metropolitan Transit Parking Corp., System Wide Parking Revenue, 5.25%, 7/1/2036	2,720,000	2,972,960
Boston, MA, Water & Sewer Commission:
Series A, 4.0%, 11/1/2027	3,170,000	3,388,603
Series A, 5.0%, 11/1/2030	500,000	563,195
Massachusetts, Bay Transportation Authority Revenue, Series A, 5.25%, 7/1/2025	2,960,000	3,541,699
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series B, 5.0%, 7/1/2035	3,970,000	4,241,786
Series A, 5.25%, 7/1/2021	2,000,000	2,215,120
Massachusetts, State Bay Transportation Authority, Sales Tax Revenue:
Series A-2, 5.0%, 7/1/2046	4,475,000	5,138,150
Series A, 5.25%, 7/1/2028	10,000,000	12,339,100
Massachusetts, State Clean Energy Cooperative Corp., Municipal Lighting Plant Cooperative, 5.0%, 7/1/2032	1,000,000	1,123,170
Massachusetts, State Clean Water Trust, Revolving Fund, Green Bond:
Series 19, 4.0%, 2/1/2037	1,635,000	1,724,876
Series 19, 4.0%, 2/1/2038	1,655,000	1,740,117
Series 18, 5.0%, 2/1/2040	3,000,000	3,378,270
Massachusetts, State College Building Authority, Series A, 5.0%, 5/1/2036	2,250,000	2,465,820
Massachusetts, State College Building Authority Project Revenue, Series A, Prerefunded, 5.5%, 5/1/2039	5,730,000	5,968,998
Massachusetts, State College Building Authority Revenue, Series B, 5.0%, 5/1/2043	2,000,000	2,181,300
Massachusetts, State Consolidated Loan:
Series A, 1.61%**, 3/30/2018 , SPA: Barclays Bank PLC	2,750,000	2,750,000
Series B, 5.0%, 4/1/2037	2,500,000	2,900,150
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Series B, 5.0%, 1/1/2032	14,400,000	15,116,256

The accompanying notes are an integral part of the financial statements.

12	Deutsche Massachusetts Tax-Free Fund

	Principal Amount ($)	Value ($)
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Contract Assistance, Series B, 5.0%, 1/1/2035	4,500,000	4,722,255
Massachusetts, State Development Finance Agency Revenue, Baystate Medical Center, Series N, 5.0%, 7/1/2044	2,500,000	2,723,200
Massachusetts, State Development Finance Agency Revenue, Bentley University:
Prerefunded, 5.0%, 7/1/2028	1,500,000	1,607,490
5.0%, 7/1/2040	1,750,000	1,979,302
Massachusetts, State Development Finance Agency Revenue, Berklee College of Music, Inc., 5.0%, 10/1/2039	2,000,000	2,273,880
Massachusetts, State Development Finance Agency Revenue, Berkshire Health System, Series G, 5.0%, 10/1/2029	1,000,000	1,088,750
Massachusetts, State Development Finance Agency Revenue, Boston College:
Series Q-1, 5.0%, 7/1/2029	1,000,000	1,040,060
Series R-1, 5.0%, 7/1/2031	3,000,000	3,201,270
Massachusetts, State Development Finance Agency Revenue, Boston University:
Series BB2, 4.0%, 10/1/2036	355,000	370,869
Series BB2, 4.0%, 10/1/2037	2,000,000	2,084,880
Series X, 5.0%, 10/1/2048	1,500,000	1,670,205
Massachusetts, State Development Finance Agency Revenue, CareGroup Obligated Group:
Series H-1, 5.0%, 7/1/2031	2,000,000	2,257,240
Series I, 5.0%, 7/1/2036	1,000,000	1,108,830
Massachusetts, State Development Finance Agency Revenue, Carleton-Willard Village, 5.625%, 12/1/2030	500,000	526,085
Massachusetts, State Development Finance Agency Revenue, College of the Holy Cross, Series A, 5.0%, 9/1/2041	2,000,000	2,282,580
Massachusetts, State Development Finance Agency Revenue, Dana-Farber Cancer Institute Obligated Group, Series N, 5.0%, 12/1/2041	3,000,000	3,398,250
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series A, 4.0%, 7/15/2036	5,000,000	5,307,550
Massachusetts, State Development Finance Agency Revenue, Lahey Clinic Obligated Group, Series F, 5.0%, 8/15/2040	7,500,000	8,343,000
Massachusetts, State Development Finance Agency Revenue, Lawrence General Hospital, 5.0%, 7/1/2047	870,000	924,871

The accompanying notes are an integral part of the financial statements.

Deutsche Massachusetts Tax-Free Fund	13

	Principal Amount ($)	Value ($)
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series B, 11/15/2056*	327,629	21,178
Series A-2, 5.5%, 11/15/2046	65,870	65,887
Series A-1, 6.25%, 11/15/2026	1,235,770	1,285,139
Massachusetts, State Development Finance Agency Revenue, Milford Regional Medical Center, Series F, 5.75%, 7/15/2043	500,000	543,250
Massachusetts, State Development Finance Agency Revenue, NewBridge Charles, Inc., 144A, 5.0%, 10/1/2057	4,000,000	4,219,560
Massachusetts, State Development Finance Agency Revenue, Northeastern University, Series A, 5.25%, 3/1/2037	2,500,000	2,803,975
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc.:
Series L, 5.0%, 7/1/2036	5,000	5,390
Series L, Prerefunded, 5.0%, 7/1/2036	495,000	543,045
Series S, 5.0%, 7/1/2037	1,405,000	1,605,100
Series L, Prerefunded, 5.0%, 7/1/2041	2,000,000	2,200,760
Massachusetts, State Development Finance Agency Revenue, Solid Waste Disposal, Dominion Energy Brayton, Series 1, Prerefunded, 5.75%, 12/1/2042	1,000,000	1,043,280
Massachusetts, State Development Finance Agency Revenue, South Shore Hospital, Inc., Series I, 4.0%, 7/1/2036	2,000,000	2,018,100
Massachusetts, State Development Finance Agency Revenue, Sterling & Francine Clark Art Institute, 4.0%, 7/1/2041	2,500,000	2,587,625
Massachusetts, State Development Finance Agency Revenue, Suffolk University:
5.0%, 7/1/2035	2,000,000	2,231,740
5.0%, 7/1/2036	800,000	889,360
Series A, 5.75%, 7/1/2039	3,350,000	3,476,998
Series A, Prerefunded, 5.75%, 7/1/2039	6,650,000	6,984,295
Massachusetts, State Development Finance Agency Revenue, The Broad Institute, Inc., 5.0%, 4/1/2037	875,000	1,020,224
Massachusetts, State Development Finance Agency Revenue, UMass Boston Student Housing Project, 5.0%, 10/1/2041	2,250,000	2,452,972
Massachusetts, State Development Finance Agency Revenue, UMass Memorial Healthcare:
Series I, 5.0%, 7/1/2036	2,500,000	2,768,300
Series L, 5.0%, 7/1/2044	500,000	550,885

The accompanying notes are an integral part of the financial statements.

14	Deutsche Massachusetts Tax-Free Fund

	Principal Amount ($)	Value ($)
Massachusetts, State Development Finance Agency Revenue, Wellesley College:
Series L, 5.0%, 7/1/2029	785,000	961,374
Series J, 5.0%, 7/1/2042	3,500,000	3,881,430
Massachusetts, State Development Finance Agency Revenue, Wheelock College, Series C, 5.25%, 10/1/2029	6,000,000	6,001,920
Massachusetts, State Development Finance Agency Revenue, Worcester Polytechnic Institute:
5.0%, 9/1/2034	485,000	556,237
Prerefunded, 5.0%, 9/1/2040	3,500,000	3,767,365
Prerefunded, 5.0%, 9/1/2045	2,000,000	2,152,780
Massachusetts, State Development Finance Agency, Lesley University, 5.0%, 7/1/2039	2,135,000	2,395,000
Massachusetts, State Development Finance Agency, Worcester Polytechnic Institute, Series B, 5.0%, 9/1/2045	2,000,000	2,276,560
Massachusetts, State General Obligation:
Series G, 4.0%, 9/1/2034	3,000,000	3,191,640
Series G, 4.0%, 9/1/2037	5,000,000	5,251,350
Series A, 5.0%, 7/1/2036	7,000,000	8,037,750
Series A, 5.0%, 3/1/2041	5,000,000	5,598,200
Massachusetts, State Health & Educational Facilities Authority Revenue, Berklee College of Music:
Series A, 5.0%, 10/1/2023	235,000	235,599
Series A, 5.0%, 10/1/2037	690,000	691,760
Massachusetts, State Health & Educational Facilities Authority Revenue, Catholic Health East, 6.25%, 11/15/2032	1,480,000	1,552,446
Massachusetts, State Health & Educational Facilities Authority Revenue, Children’s Hospital, Series M, 5.25%, 12/1/2039, GTY: The Children’s Medical Center	5,500,000	5,818,340
Massachusetts, State Health & Educational Facilities Authority Revenue, Dana Farber Cancer Institute, Series K, 5.25%, 12/1/2027	4,000,000	4,109,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Health Education, Stonehill College:
Prerefunded, 5.375%, 7/1/2023	1,170,000	1,223,434
Prerefunded, 5.375%, 7/1/2025	1,285,000	1,343,686
Massachusetts, State Health & Educational Facilities Authority Revenue, Lesley University, Series A, Prerefunded, 5.25%, 7/1/2039, INS: AGC	2,500,000	2,610,350
Massachusetts, State Health & Educational Facilities Authority Revenue, Northeastern University, Series Y-1, 5.625%, 10/1/2029	3,000,000	3,169,350
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems, Series J1, Prerefunded, 5.0%, 7/1/2034	10,000,000	10,417,000

The accompanying notes are an integral part of the financial statements.

Deutsche Massachusetts Tax-Free Fund	15

	Principal Amount ($)	Value ($)
Massachusetts, State Health & Educational Facilities Authority Revenue, Tufts University:
Series M, 5.5%, 2/15/2027	1,705,000	2,109,477
Series M, 5.5%, 2/15/2028	3,000,000	3,764,640
Massachusetts, State Industrial Finance Agency, Chestnut HSE Apartments, 1.55%**, 4/6/2018, LOC: Sumitomo Mitsui Banking	715,000	715,000
Massachusetts, State Port Authority Revenue:
Series A, 5.0%, 7/1/2034	1,500,000	1,598,580
Series A, AMT, 5.0%, 7/1/2034	1,000,000	1,147,330
Series B, 5.0%, 7/1/2034	1,350,000	1,438,722
Series A, AMT, 5.0%, 7/1/2037	2,200,000	2,384,998
Series A, 5.0%, 7/1/2040	3,500,000	3,979,430
Series B, 5.0%, 7/1/2040	8,500,000	9,035,500
Massachusetts, State School Building Authority, Sales Tax Revenue:
Series C, 4.0%, 11/15/2035	8,000,000	8,447,520
Series B, 5.0%, 1/15/2031	4,480,000	5,141,517
Series C, 5.0%, 8/15/2037	3,000,000	3,421,470
Series B, 5.25%, 10/15/2035	10,000,000	11,085,300
Massachusetts, State Transportation Fund Revenue, Accelerated Bridge Program:
Series A, Prerefunded, 5.0%, 6/1/2038	1,250,000	1,372,750
Series A, 5.0%, 6/1/2044	2,500,000	2,794,175
Massachusetts, State Transportation Fund Revenue, Rail Enhancement & Accelerated Bridge Programs:
Series A, 5.0%, 6/1/2038	5,850,000	6,741,481
Series A, 5.0%, 6/1/2047	4,000,000	4,605,360
Massachusetts, State Transportation Fund Revenue, Rail Enhancement Program, Series A, 5.0%, 6/1/2037	5,000,000	5,740,550
Massachusetts, State Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019	4,000,000	4,229,120
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, 5.0%, 8/1/2020	100,000	100,258
5.25%, 8/1/2031	12,615,000	16,016,509
Massachusetts, State Water Resources Authority:
Series A, 5.0%, 8/1/2036	2,500,000	2,803,250
Series B, 5.25%, 8/1/2031, INS: AGMC	5,130,000	6,513,253
Massachusetts, State Water Resources Authority Revenue, Green bond, Series C, 4.0%, 8/1/2040	10,425,000	10,867,228
Massachusetts, Water & Sewer Revenue, Water Resource Authority, Series A, ETM, 6.5%, 7/15/2019	775,000	793,848
Newton, MA, General Obligation, 3.0%, 4/1/2033	3,490,000	3,419,642
North Reading, MA, Municipal Purpose Loan, 5.0%, 5/15/2035	5,000,000	5,537,600

The accompanying notes are an integral part of the financial statements.

16	Deutsche Massachusetts Tax-Free Fund

	Principal Amount ($)	Value ($)
Plymouth, MA, General Obligation, Municipal Purpose Loan:
5.0%, 5/1/2029	1,660,000	1,808,421
5.0%, 5/1/2030	1,595,000	1,736,126
Scituate, MA, General Obligation, 4.0%, 9/15/2033	3,215,000	3,375,268
University of Massachusetts, Building Authority Project Revenue:
Series 2009-1, Prerefunded, 5.0%, 5/1/2034	720,000	745,416
Series 1, 5.0%, 11/1/2036	6,035,000	6,935,724
University of Massachusetts, State Building Authority Revenue, Series 3, 5.0%, 11/1/2037	3,000,000	3,507,090
Worcester, MA, General Obligation, Series A, 5.0%, 1/15/2031, INS: AGMC	2,205,000	2,523,226

		389,641,845

Guam 2.4%
Guam, Government Limited Obligation Revenue, Section 30:
Series A, Prerefunded, 5.625%, 12/1/2029	3,920,000	4,176,172
Series A, Prerefunded, 5.75%, 12/1/2034	3,725,000	3,976,028
Guam, Government Waterworks Authority, Water & Wastewater System Revenue, 5.0%, 7/1/2040	260,000	279,911
Guam, International Airport Authority Revenue, Series C, AMT, 6.375%, 10/1/2043	320,000	366,573
Guam, Power Authority Revenue:
Series A, 5.0%, 10/1/2030, INS: AGMC	415,000	450,930
Series A, 5.0%, 10/1/2037	315,000	339,217
Series A, 5.0%, 10/1/2038	285,000	306,700
Series A, 5.0%, 10/1/2040	200,000	214,576

		10,110,107
Total Municipal Bonds and Notes (Cost $384,660,152)		399,751,952

Underlying Municipal Bonds of Inverse Floaters (a) 3.9%
Massachusetts
Massachusetts, State Water Resources Authority Revenue, Series A, Prerefunded, 5.0%, 8/1/2035 (b)	15,000,000	16,099,575
Trust: Massachusetts, State Water Resources Authority Revenue, Series 2016-XM0287, 144A, 7.75%, 8/1/2019, Leverage Factor at purchase date: 2 to 1 (Cost $15,216,949)

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $399,877,101)	100.7	415,851,527
Floating Rate Notes (a)	(1.8)	(7,500,000)
Other Assets and Liabilities, Net	1.1	4,545,559

Net Assets	100.0	412,897,086

The accompanying notes are an integral part of the financial statements.

Deutsche Massachusetts Tax-Free Fund	17

*	Non-income producing security.

**	Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of March 31, 2018. Maturity date reflects the earlier of demand date or stated maturity date.

(a)	Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(b)	Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (c)	$—	$415,851,527	$—	$415,851,527
Total	$—	$415,851,527	$—	$415,851,527

There have been no transfers between fair value measurement levels during the year ended March 31, 2018.

(c)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

18	Deutsche Massachusetts Tax-Free Fund

Statement of Assets and Liabilities

as of March 31, 2018

Assets
Investments in securities, at value (cost $399,877,101)	$415,851,527
Receivable for Fund shares sold	603,569
Interest receivable	5,011,578
Other assets	17,524
Total assets	421,484,198

Liabilities
Cash overdraft	126,511
Payable for Fund shares redeemed	251,608
Payable for floating rate notes issued	7,500,000
Distributions payable	195,008
Accrued management fee	207,126
Accrued Trustees’ fees	444
Other accrued expenses and payables	306,415
Total liabilities	8,587,112
Net assets, at value	$412,897,086

Net Assets Consist of
Undistributed net investment income	1,287,919
Net unrealized appreciation (depreciation) on investments	15,974,426
Accumulated net realized gain (loss)	(15,256,480)
Paid-in capital	410,891,221
Net assets, at value	$412,897,086

The accompanying notes are an integral part of the financial statements.

Deutsche Massachusetts Tax-Free Fund	19

Statement of Assets and Liabilities as of March 31, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($65,237,474 ÷ 4,634,257 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.08
Maximum offering price per share (100 ÷ 97.25 of $14.08)	$14.48
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($13,831,847 ÷ 982,991 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.07
Class S
Net Asset Value, offering and redemption price per share ($333,827,765 ÷ 23,714,615 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.08

The accompanying notes are an integral part of the financial statements.

20	Deutsche Massachusetts Tax-Free Fund

Statement of Operations

for the year ended March 31, 2018

Investment Income
Income:
Interest	$16,145,369
Expenses:
Management fee	1,846,360
Administration fee	421,752
Services to shareholders	437,871
Distribution and service fees	326,146
Custodian fee	3,965
Professional fees	149,575
Reports to shareholders	31,513
Registration fees	46,504
Trustees’ fees and expenses	18,347
Interest expense and fees on floating rate notes issued	218,023
Other	48,444
Total expenses before expense reductions	3,548,500
Expense reductions	(469,707)
Total expenses after expense reductions	3,078,793
Net investment income	13,066,576

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,394,983
Change in net unrealized appreciation (depreciation) on investments	(7,239,366)
Net gain (loss)	(3,844,383)
Net increase (decrease) in net assets resulting from operations	$9,222,193

The accompanying notes are an integral part of the financial statements.

Deutsche Massachusetts Tax-Free Fund	21

Statements of Changes in Net Assets

	Years Ended March 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income	$13,066,576	$16,873,777
Net realized gain (loss)	3,394,983	3,305,867
Change in net unrealized appreciation (depreciation)	(7,239,366)	(23,206,647)
Net increase (decrease) in net assets resulting from operations	9,222,193	(3,027,003)
Distributions to shareholders from:
Net investment income:
Class A	(2,001,810)	(2,699,453)
Class C	(335,624)	(447,474)
Class S	(10,614,412)	(13,372,091)
Net realized gains:
Class A	(105,826)	—
Class C	(24,876)	—
Class S	(528,139)	—
Total distributions	(13,610,687)	(16,519,018)
Fund share transactions:
Proceeds from shares sold	48,711,438	89,709,288
Reinvestment of distributions	11,603,780	14,111,063
Payments for shares redeemed	(65,103,128)	(167,279,709)
Net increase (decrease) in net assets from Fund share transactions	(4,787,910)	(63,459,358)
Increase (decrease) in net assets	(9,176,404)	(83,005,379)
Net assets at beginning of period	422,073,490	505,078,869
Net assets at end of period (including undistributed net investment income of $1,287,919 and $909,714, respectively)	$412,897,086	$422,073,490

The accompanying notes are an integral part of the financial statements.

22	Deutsche Massachusetts Tax-Free Fund

Financial Highlights

	Years Ended March 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$14.23	$14.75	$14.78	$14.39	$15.08
Income (loss) from investment operations:
Net investment income	.42	.48	.51	.54	.55
Net realized and unrealized gain (loss)	(.13)	(.53)	(.04)	.38	(.69)
Total from investment operations	.29	(.05)	.47	.92	(.14)
Less distributions from:
Net investment income	(.42)	(.47)	(.50)	(.53)	(.55)
Net realized gains	(.02)	—	—	—	—
Total distributions	(.44)	(.47)	(.50)	(.53)	(.55)
Net asset value, end of period	$14.08	$14.23	$14.75	$14.78	$14.39
Total Return (%)[a,b]	2.01	(.40)	3.25	6.47	(.87)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	69	85	81	72
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.97	1.01	.99	1.03	1.03
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.90	.97	.95	.97	.97
Ratio of expenses after expense reductions (excluding interest expense) (%)	.85	.87	.88	.88	.88
Ratio of net investment income (%)	2.93	3.26	3.48	3.66	3.85
Portfolio turnover rate (%)	18	34	28	14	25

[a]	Total return does not reflect the effect of any sales charges.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

Deutsche Massachusetts Tax-Free Fund	23

	Years Ended March 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$14.22	$14.75	$14.77	$14.39	$15.08
Income (loss) from investment operations:
Net investment income	.31	.37	.40	.43	.44
Net realized and unrealized gain (loss)	(.13)	(.54)	(.03)	.37	(.69)
Total from investment operations	.18	(.17)	.37	.80	(.25)
Less distributions from:
Net investment income	(.31)	(.36)	(.39)	(.42)	(.44)
Net realized gains	(.02)	—	—	—	—
Total distributions	(.33)	(.36)	(.39)	(.42)	(.44)
Net asset value, end of period	$14.07	$14.22	$14.75	$14.77	$14.39
Total Return (%)[a,b]	1.25	(1.22)	2.55	5.60	(1.61)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	17	18	19	19
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.76	1.79	1.76	1.79	1.78
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.65	1.72	1.71	1.72	1.72
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.60	1.62	1.64	1.63	1.63
Ratio of net investment income (%)	2.18	2.51	2.73	2.92	3.10
Portfolio turnover rate (%)	18	34	28	14	25

[a]	Total return does not reflect the effect of any sales charges.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

24	Deutsche Massachusetts Tax-Free Fund

	Years Ended March 31,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$14.23	$14.75	$14.78	$14.39	$15.08
Income (loss) from investment operations:
Net investment income	.45	.51	.55	.58	.59
Net realized and unrealized gain (loss)	(.13)	(.53)	(.04)	.38	(.70)
Total from investment operations	.32	(.02)	.51	.96	(.11)
Less distributions from:
Net investment income	(.45)	(.50)	(.54)	(.57)	(.58)
Net realized gains	(.02)	—	—	—	—
Total distributions	(.47)	(.50)	(.54)	(.57)	(.58)
Net asset value, end of period	$14.08	$14.23	$14.75	$14.78	$14.39
Total Return (%)[a]	2.27	(.15)	3.51	6.73	(.61)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	334	337	402	388	371
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.77	.86	.80	.82	.82
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.65	.72	.71	.72	.71
Ratio of expenses after expense reductions (excluding interest expense) (%)	.60	.62	.64	.63	.62
Ratio of net investment income (%)	3.18	3.51	3.73	3.92	4.12
Portfolio turnover rate (%)	18	34	28	14	25

[a]	Total return would have been lower had certain expenses not been reduced.

[b]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

Deutsche Massachusetts Tax-Free Fund	25

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Massachusetts Tax-Free Fund (the “Fund”) is a non-diversified series of Deutsche State Tax-Free Income Series (the “Series”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for

26	Deutsche Massachusetts Tax-Free Fund

similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose trust (the “TOB Trust”). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some

Deutsche Massachusetts Tax-Free Fund	27

fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense” in the Statement of Operations. The weighted average outstanding daily balance of the floating rate notes issued during the year ended March 31, 2018 was approximately $12,281,000, with a weighted average interest rate of 1.78%.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) preclude banking entities from sponsoring and/or providing services to existing

28	Deutsche Massachusetts Tax-Free Fund

TOB Trusts. In response to these rules, investment market participants have developed and are developing new TOB Trust structures that are designed to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule. As of July 17, 2017 the Volcker Rule’s final compliance date, all Fund TOB Trusts were structured to be in compliance with the Volcker Rule. Any new TOB Trust structures must currently comply with the Volcker Rule. Accordingly, to the extent the Fund wishes to restructure a Legacy TOB Trust or to create a new TOB Trust, it must do so in a Volcker-compliant manner. A Volcker-compliant TOB Trust structure is substantially similar to traditional TOB Trust structures. The ultimate impact of the new rules on the inverse floater market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the Fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to hold cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At March 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $14,574,000, which may be applied against any realized net taxable capital gains indefinitely, including short-term losses ($13,243,000) and long-term losses ($1,331,000).

The Fund has reviewed the tax positions for the open tax years as of March 31, 2018 and has determined that no provision for income tax

Deutsche Massachusetts Tax-Free Fund	29

and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities, inverse floater transactions and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$888,391
Undistributed tax-exempt income	$594,536
Capital loss carryforwards	$(14,574,000)
Net unrealized appreciation (depreciation) on investments	$22,811,897

At March 31, 2018, the aggregate cost of investments for federal income tax purposes was $393,039,630. The net unrealized appreciation for all investments based on tax cost was $22,811,897. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $23,547,759 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $735,862.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2018	2017
Distributions from ordinary income	$658,841	$27,135
Distributions from tax-exempt income	$12,951,846	$16,491,883

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

30	Deutsche Massachusetts Tax-Free Fund

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended March 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $76,198,273 and $101,681,710, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group Gmbh & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily

Deutsche Massachusetts Tax-Free Fund	31

net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	.450%
Next $750 million of such net assets	.420%
Next $1.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.310%
Over $12.5 billion of such net assets	.300%

Accordingly, for the year ended March 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.44% of the Fund’s average daily net assets.

For the period from April 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.85%
Class C	1.60%
Class S	.60%

For the year ended March 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$47,575
Class C	16,064
Class S	406,068
$469,707

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2018, the Administration Fee was $421,752, of which $34,874 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder

32	Deutsche Massachusetts Tax-Free Fund

service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2018
Class A	$2,549	$479
Class C	641	125
Class S	38,453	6,850
	$41,643	$7,454

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended March 31, 2018, the Distribution Fee for Class C Shares was $117,000, of which $8,920 was unpaid.

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2018	Annual Rate
Class A	$170,158	$25,398	.25%
Class C	38,988	6,269	.25%
	$209,146	$31,667

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2018 aggregated $824.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from

Deutsche Massachusetts Tax-Free Fund	33

1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2018, the CDSC for Class C shares aggregated $741. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2018, DDI received $12,433 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended March 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,961, of which $7,404 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended March 31, 2018, the Fund engaged in securities purchases of $7,345,000 and securities sales of $8,630,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2018.

34	Deutsche Massachusetts Tax-Free Fund

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	763,239	$10,949,670	1,179,622	$17,375,520
Class C	79,226	1,136,003	206,836	3,045,248
Class S	2,569,858	36,625,765	4,734,310	69,288,520
		$48,711,438		$89,709,288

Shares issued to shareholders in reinvestment of distributions
Class A	132,892	$1,902,696	169,206	$2,466,207
Class C	20,246	289,837	25,075	365,242
Class S	657,413	9,411,247	773,088	11,279,614
		$11,603,780		$14,111,063

Shares redeemed
Class A	(1,102,206)	$(15,763,162)	(2,260,041)	$(32,449,609)
Class C	(285,339)	(4,079,094)	(295,773)	(4,276,219)
Class S	(3,164,788)	(45,260,872)	(9,105,002)	(130,553,881)
		$(65,103,128)		$(167,279,709)

Net increase (decrease)
Class A	(206,075)	$(2,910,796)	(911,213)	$(12,607,882)
Class C	(185,867)	(2,653,254)	(63,862)	(865,729)
Class S	62,483	776,140	(3,597,604)	(49,985,747)
		$(4,787,910)		$(63,459,358)

F. Name Changes

In connection with adoption of the DWS brand, effective on or about July 2, 2018, Deutsche Investment Management Americas Inc., the Advisor, will be renamed to DWS Investment Management Americas, Inc. In addition, the “Deutsche Funds” will become known as the “DWS Funds.” As a result, Deutsche Massachusetts Tax-Free Fund will be renamed DWS Massachusetts Tax-Free Fund.

Deutsche Massachusetts Tax-Free Fund	35

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche State Tax-Free Income Series and Shareholders of Deutsche Massachusetts Tax-Free Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Massachusetts Tax-Free Fund (one of the funds constituting Deutsche State Tax-Free Income Series, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the five years in the period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

36	Deutsche Massachusetts Tax-Free Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 29, 2018

We have served as the auditor of one or more investment companies in the Deutsche family of funds since 1930.

Deutsche Massachusetts Tax-Free Fund	37

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2017 to March 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

38	Deutsche Massachusetts Tax-Free Fund

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 10/1/17	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/18	$994.60	$990.80	$995.80
Expenses Paid per $1,000*	$4.48	$8.19	$3.23

Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 10/1/17	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/18	$1,020.44	$1,016.70	$1,021.69
Expenses Paid per $1,000*	$4.53	$8.30	$3.28

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S
Deutsche Massachusetts Tax-Free Fund†	.90%	1.65%	.65%

†	Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.05% for each class.

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Of the dividends paid from net investment income for the taxable year ended March 31, 2018, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Deutsche Massachusetts Tax-Free Fund	39

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Massachusetts Tax-Free Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests

40	Deutsche Massachusetts Tax-Free Fund

of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The

Deutsche Massachusetts Tax-Free Fund	41

Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA

42	Deutsche Massachusetts Tax-Free Fund

and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Massachusetts Tax-Free Fund	43

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

44	Deutsche Massachusetts Tax-Free Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	87	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	87	Portland General Electric[2] (utility company) (2003– present)

Deutsche Massachusetts Tax-Free Fund	45

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	87	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	87	—

46	Deutsche Massachusetts Tax-Free Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	87	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	87	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	87	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	87	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	87	—

Deutsche Massachusetts Tax-Free Fund	47

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] DWS; Vice President, DWS Distributors, Inc. (since 2016); Director, DWS Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Chairman, Director and President, Deutsche AM Trust Company (2013–2018); Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2016–2017); and Secretary, Deutsche AM Service Company (2016–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] DWS; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] DWS; Director and Vice President, Deutsche AM Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] DWS

48	Deutsche Massachusetts Tax-Free Fund

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Massachusetts Tax-Free Fund	49

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about Deutsche funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

50	Deutsche Massachusetts Tax-Free Fund

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of DWS Group, is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S
Nasdaq Symbol	SQMAX	SQMCX	SCMAX
CUSIP Number	25158X 880	25158X 864	25158X 856
Fund Number	412	712	2012

Deutsche Massachusetts Tax-Free Fund	51

DMATF-2

(R-027145-7 5/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Massachusetts Tax-Free Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$93,159	$0	$0	$0
2017	$95,764	$3,000	$0	$0

The “Audit Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the Deutsche Funds, including the Fund, or persons in financial reporting oversight roles at the Deutsche Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the Deutsche Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that a covered person within PwC that provided non-audit services to an entity within the Deutsche Funds “investment company complex” (as defined in Regulation S-X) (the “Deutsche Funds Complex”) maintained a financial relationship with an investment company within the Deutsche Funds Complex. PwC informed the Audit Committee that this financial relationship was inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breach has been resolved and that, among other things, the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve a professional who was part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (iii) involved a professional whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iv) involved a professional that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the Deutsche Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the Deutsche Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Massachusetts Tax-Free Fund, a series of Deutsche State Tax-Free Income Series

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/30/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer

Date:	5/30/2018